MANAGEMENT DISCUSSION AND ANALYSIS

Federated High Yield Trust

ANNUAL REPORT FOR THE 12 MONTHS ENDED FEBRUARY 29, 2000

High yield bonds delivered disappointing total returns for the 12 months ended February 29, 2000. However, the high yield market did marginally outperform the higher quality fixed income market. For example, the Lehman Brothers High Yield Bond Index returned 1.25%1 for the reporting period compared to 1.11% for the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance. A 102 basis point increase in the yield on 10-year U.S. Treasury securities negatively impacted both the high quality and the lower quality fixed income markets. The high yield market was also negatively impacted by rising default rates. For calendar year 1999, the default rate for high yield securities was 4.15%, the highest level since 1991. This increase in default losses coupled with securities that declined in price due to credit deterioration offset most of the higher income levels associated with high yield securities. Underperforming sectors would include textiles, retailers, theater operators, healthcare, consumer products and food related companies. Sectors that outperformed the overall market would include energy, basic materials (with paper companies showing particularly good returns) and telecommunications.

Federated High Yield Trust underperformed the high yield market during the reporting period. Several factors caused this underperformance. The fund was underweight both the paper and energy sectors which delivered strong relative performance. While the fund had a lower incident of default than the overall market, several companies reported disappointing financial results which negatively impacted performance. These would include AEI Resources, Ameriserve, Clark Material Handling, Genesis Health Ventures, Paging Network, Regal Cinemas and Revlon. On the positive side, the fund's overweight in telecommunications positively impacted performance with especially strong showings from Intermedia Communications, Telesystems International, and Triton PCS. Also, positions in Chiles Offshore, Continental Resources and UIH Australia Pacific outperformed the overall market.

1 These indices are unmanaged.

Looking forward, the high yield market will continue to be impacted by above average default rates and cash outflows from high yield mutual funds. These two issues have negatively impacted high yield returns in the first calendar quarter of 2000. However, as the year progresses we believe wide yield spreads, strong economic growth and a decrease in default rates will lead to better technical supply demand conditions in the market. We also believe that substantial recovery potential exists for currently distressed issuers. From a portfolio standpoint, we continue to increase our exposure in the telecommunications area given the powerful secular growth characteristics of the sector. Also, consolidation activity and private equity investments have positively impacted high yield issuers in this sector. We have modestly increased exposure to the chemical sector based on rising commodity prices. We are carefully reviewing positions which have underperformed in order to identify which securities represent value at these lower levels. Those that pose substantial risk of continued deterioration are being sold while those with strong recovery potential are being maintained.

FEDERATED HIGH YIELD TRUST

Growth of $25,000 Invested in Federated High Yield Trust

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended February 29, 2000
1 Year	(0.69%)
5 Years	8.27%
10 Years	11.05%
Start of Performance (8/23/84)	10.38%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated High Yield Trust (the "Fund") from February 28, 1990 to February 29, 2000 compared to the Lehman Brothers Single B Rated Index (LBSBI),2 the Lehman Brothers High Yield Bond Index (LBHYBI),2 and the Lipper High Current Yield Funds Average (LHCYA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the fund's prospectus dated April 30, 2000, and, together with financial statements contained therein, constitutes the fund's annual report.

1 The fund's performance assumes the reinvestment of all dividends and distributions. The LBSBI, the LHCYA and the LBHYBI have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBI and LBHYBI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indices are unmanaged.

3 The LHCYA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Federated
Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314197104
8040401ARS (4/00)

PROSPECTUS

Federated High Yield Trust

A mutual fund seeking high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

APRIL 30, 2000

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 3

What are the Fund's Investment Strategies? 4

What are the Principal Securities in Which the
Fund Invests? 5

What are the Specific Risks of Investing in the Fund? 6

What Do Shares Cost? 7

How is the Fund Sold? 7

How to Purchase Shares 7

How to Redeem Shares 8

Account and Share Information 10

Who Manages the Fund? 11

Financial Information 11

Report of Ernst & Young LLP, Independent Auditors 30

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of high- yield, lower-rated corporate bonds (also known as "junk bonds"). The adviser selects securities seeking high yields, low relative credit risk, and high portfolio diversification.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  The corporate bonds in which the fund invests have a higher default risk than investment-grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.
  Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment grade securities, which means that it may be more difficult to sell or buy a security at a favorable price or time.
  Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Low-grade corporate bond returns are sensitive to changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of Fund shares.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Risk/Return Bar Chart and Table

[Graphic Representation Omitted - See Appendix]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's shares are not sold subject to a sales charge (load). The total returns displayed above are based upon the net asset value.

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was (3.36%).

Within the period shown in the Chart, the Fund's highest quarterly return was 21.35% (quarter ended March 31, 1991). Its lowest quarterly return was (7.41%) (quarter ended September 30, 1990).

Average Annual Total Return Table

The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 1999. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers Single B Rated Index (LBSBI) and the Lehman Brothers High Yield Bond Index (LBHYBI), broad-based market indices, and the Lipper High Current Yield Funds Average (LHCYA), an average of funds with similar investment objectives.

Calendar Period	Fund	LBSBI	LBHYBI	LHCYA
1 Year	2.00%	2.74%	2.39%	4.53%
5 Years	9.42%	9.20%	9.31%	8.84%
10 Years	10.67%	10.68%	10.72%	10.03%

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED HIGH YIELD TRUST

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%
Distribution (12b-1) Fee	None
Shareholder Services Fee[3]	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.16%

1 Although not contractually obligated to do so, the adviser and the shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended February 29, 2000.

Total Waivers of Fund Expenses	0.28%
Total Actual Annual Fund Operating Expenses (after waivers)	0.88%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.52% for the fiscal year ended February 29, 2000.

3 The shareholder services provider voluntarily waived a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.20% for the fiscal year ended February 29, 2000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$116

3 Years	$368

5 Years	$638

10 Years	$1,409

What are the Fund's Investment Strategies?

The Fund provides exposure to the high-yield, lower-rated corporate bond market. At least 65 percent of the Fund's assets are invested in corporate bonds rated BBB or lower. The Adviser actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as "junk bonds") compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification.

The Adviser selects securities seeking high yields, low relative credit risk, and high portfolio diversification. The securities in which the Fund invests have high yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Fund.

The Adviser attempts to select bonds for investment by the Fund which offer high potential returns for the default risks being assumed. The Adviser's securities selection process consists of a credit- intensive, fundamental analysis of the issuing firm. The Adviser's analysis focuses on the financial condition of the issuing firm together with the issuer's business and product strength, competitive position, and management expertise. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuer.

The Adviser attempts to minimize the Fund's portfolio credit risk through diversification. The Adviser selects securities to maintain broad portfolio diversification both by company and industry. The Adviser does not target an average maturity for the Fund's portfolio.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

The Fund invests primarily in lower-rated corporate fixed income securities. Corporate fixed income securities are debt securities issued by United States or foreign businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.

Preferred stock which is redeemable by the issuer is substantially similar to a fixed income security. Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock.

The Fund may invest in fixed income securities of issuers based outside the United States. The securities of foreign issuers in which the Fund invests are primarily traded in the United States and are predominantly denominated in U.S. dollars.

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

A security's current yield measures the annual income earned on a security as a percentage of its price. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. A security's yield to maturity will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.

The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt securities may vary based on their priority for repayment. For example, higher-ranking (senior) securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. Typically, both senior and subordinated debt securities have a higher priority than redeemable preferred stock. Most of the fixed income securities in which the Fund invests will be uncollateralized and subordinated to other debt that a corporation has outstanding.

Lower rated fixed income securities are securities rated below investment grade (i.e., BB or lower) by a nationally recognized rating service. There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.

What are the Specific Risks of Investing in the Fund?

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. The high yield bonds in which the Fund invests have a higher default risk than investment grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline relative to higher quality instruments.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO THE ECONOMY

The prices of high yield securities are affected by the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the United States and global economies.

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

What Do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in the prospectus) it is processed at the next calculated net asset value (NAV). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to banks acting in a fiduciary, advisory, agency, custodial (including Individual Retirement Accounts), or similar capacity or individuals, directly or through investment professionals.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by calling the Fund at 1-800-341-7400 once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 176 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of December 31, 1999. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGER IS:

Mark E. Durbiano

Mark E. Durbiano has been the Fund's Portfolio Manager since August 1984. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in this Prospectus.

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young, LLP, Independent Auditors on page 30.

Year Ended February 28 or 29	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 8.92	$ 9.73	$ 9.41	$ 9.09	$ 8.57
Income from Investment Operations:
Net investment income	0.84	0.83	0.82	0.85	0.85
Net realized and unrealized gain (loss) on investments	(0.89)	(0.81)	0.32	0.33	0.51

TOTAL FROM INVESTMENT OPERATIONS	(0.05)	0.02	1.14	1.18	1.36

Less Distributions:
Distributions from net investment income	(0.84)	(0.83)	(0.82)	(0.85)	(0.84)
Distributions in excess of net investment income[1]	--	--	--	(0.01)	--

TOTAL DISTRIBUTIONS	(0.84)	(0.83)	(0.82)	(0.86)	(0.84)

Net Asset Value, End of Period	$ 8.03	$ 8.92	$ 9.73	$ 9.41	$ 9.09

Total Return[2]	(0.69%)	0.33%	12.74%	13.74%	16.47%

Ratios to Average Net Assets:

Expenses	0.88%	0.88%	0.88%	0.88%	0.88%

Net investment income	9.67%	9.02%	8.73%	9.45%	9.53%

Expense waivers/reimbursements[3]	0.28%	0.26%	0.27%	0.28%	0.30%

Supplemental Data:

Net assets, end of period (000 omitted)	$773,612	$1,069,840	$1,199,063	$938,363	$673,779

Portfolio turnover	52%	47%	84%	81%	87%

1 Distributions in excess of net investment income for the period ended February 28, 1997, was a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purpose.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

FEBRUARY 29, 2000

Principal Amount			Value
		CORPORATE BONDS--90.7%
		Aerospace & Defense--0.3%
$1,950,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	$1,784,250
1,000,000		Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	485,000

		TOTAL	2,269,250

		Auto/Truck--0.6%
2,425,000		HDA Parts System, Inc., Sr. Sub. Note, 12.00%, 8/1/2005	2,194,625
2,800,000	[1]	J.L. French Automotive Castings, Inc., Sr. Sub. Note, Series B, 11.50%, 6/1/2009	2,828,000

		TOTAL	5,022,625

		Automobile--2.0%
2,250,000		Accuride Corp., Sr. Sub. Note, Series B, 9.25%, 2/1/2008	1,946,250
3,563,000		Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004	3,598,630
5,000,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	4,962,500
1,000,000		Lear Corp., Sub. Note, 9.50%, 7/15/2006	995,000
1,000,000		Motor Coach Industries International, Inc., Sr. Sub. Note, 11.25%, 5/1/2009	985,000
3,700,000		Oxford Automotive, Inc., Company Guarantee, 10.125%, 6/15/2007	3,496,500

		TOTAL	15,983,880

		Banking--0.9%
7,500,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	6,662,475

		Beverage & Tobacco--0.1%
700,000		National Wine & Spirits, Inc., Company Guarantee, 10.125%, 1/15/2009	686,000

		Broadcast Radio & TV--4.8%
3,125,000	[2]	ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004	2,890,625
3,477,600		AMFM, Inc., Deb., 12.625%, 10/31/2003	3,947,076
6,550,000	[2]	Big City Radio, Inc., Company Guarantee, 0/11.25%, 3/15/2005	4,159,250
2,694,400		Capstar Broadcasting Partners, Inc., Bond, 12.00%, 7/1/2009	3,044,672
1,000,000		Capstar Broadcasting Partners, Inc., Sr. Sub. Note, 9.25%, 7/1/2007	1,025,000
3,000,000		Chancellor Media Corp., Company Guarantee, 10.50%, 1/15/2007	3,247,500
3,600,000		Chancellor Media Corp., Sr. Sub. Note, 8.125%, 12/15/2007	3,609,000
3,925,000		Chancellor Media Corp., Sr. Sub. Note, 8.75%, 6/15/2007	3,964,250
8,425,000	[2]	Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	6,782,125
3,800,000		Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	3,059,000
2,000,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.75%, 12/15/2007	1,780,000

		TOTAL	37,508,498

Principal Amount			Value
		CORPORATE BONDS--continued
		Building & Development--1.2%
$4,625,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	$4,000,625
3,200,000		Formica Corp., Sr. Sub. Note, Series B, 10.875%, 3/1/2009	2,896,000
1,275,000		Juno Lighting, Inc., Sr. Sub. Note, 11.875%, 7/1/2009	1,166,625
1,250,000		NCI Building Systems, Inc., Sr. Sub. Note, Series B, 9.25%, 5/1/2009	1,175,000

		TOTAL	9,238,250

		Business Equipment & Services--2.8%
3,300,000	[1]	Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	3,407,250
7,750,000		Dialog Corp. PLC, Sr. Sub. Note, 11.00%, 11/15/2007	4,533,750
3,725,000	[1]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 13.25%, 2/1/2004	838,125
4,050,000	[1]	Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	3,746,250
4,225,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	3,908,125
6,100,000		U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	2,653,500
2,483,000		United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005	2,672,329

		TOTAL	21,759,329

		Cable Television--10.7%
67,574	[3]	Australis Media Ltd., Sr. Disc. Note, 0/13.25%, 5/15/2003	1,014
3,950,000	[2,3]	Australis Media Ltd., Unit, 0/14.00%, 5/15/2003	59,250
2,000,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	1,954,040
1,265,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	1,321,925
4,375,000		CSC Holdings, Inc., Sr. Sub. Note, 9.25%, 11/1/2005	4,473,437
2,000,000	[2]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	1,165,000
8,825,000	[2]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	7,060,000
3,850,000		Diamond Holdings, PLC, Sr. Note, 9.125%, 2/1/2008	3,753,750
4,300,000		EchoStar DBS Corp., Sr. Note, 9.375%, 2/1/2009	4,246,250
6,400,000	[2]	International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006	6,032,000
1,000,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	1,120,750
4,250,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	4,315,705
3,100,000	[2]	NTL, Inc., Sr. Disc. Note, 0/12.375%, 10/1/2008	2,115,750
4,700,000	[2]	NTL, Inc., Sr. Note, 0/9.75%, 4/1/2008	3,125,500
5,700,000	[1]	NTL, Inc., Sr. Note, 11.50%, 10/1/2008	6,056,250
2,350,000		Pegasus Communications Corp., Sr. Note, 9.75%, 12/1/2006	2,291,250
3,300,000		Pegasus Media, Note, 12.50%, 7/1/2005	3,564,000
1,825,000	[2]	RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007	1,213,625
2,675,000	[2]	RCN Corp., Sr. Note, 0/11.00%, 7/1/2008	1,645,125
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--continued
$5,800,000		Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015	$6,525,000
3,000,000	[1,2]	TeleWest PLC, Sr. Disc. Note, 0/9.25%, 4/15/2009	1,807,500
1,150,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	1,213,250
9,825,000	[2]	UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006	9,186,375
8,000,000	[2]	United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	5,640,000
2,000,000		United Pan-Europe Communications NV, Sr. Disc. Note, 12.50%, 8/1/2009	1,110,000
2,675,000	[1]	United Pan-Europe Communications NV, Sr. Disc. Note, 13.375%, 11/1/2009	1,484,625

		TOTAL	82,481,371

		Chemicals & Plastics--3.8%
750,000		Buckeye Cellulose Corp., Sr. Sub. Note, 8.50%, 12/15/2005	729,375
1,750,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	1,618,750
1,300,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	1,231,750
1,000,000	[1]	Georgia Gulf Corp., Sr. Sub. Note, 10.375%, 11/1/2007	1,035,000
5,775,000	[1]	Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	5,457,375
3,000,000	[1]	Huntsman ICI Chemicals, LLC, Sr. Sub. Note, 10.125%, 7/1/2009	3,022,500
8,625,000		Lyondell Chemical Co., Sr. Sub. Note, Series B, 10.875%, 5/1/2009	8,236,875
1,850,000		Polymer Group, Inc., Sr. Sub. Note, 9.00%, 7/1/2007	1,748,250
6,075,000	[2]	Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008	2,035,125
2,550,000		Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%, 8/15/2006	2,180,250
2,325,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	2,034,375

		TOTAL	29,329,625

		Clothing & Textiles--1.4%
3,125,000		Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 10.00%, 1/15/2007	3,046,875
3,850,000		Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	1,751,750
2,825,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	1,709,125
4,450,000		Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	1,312,750
2,975,000		Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	1,175,125
4,900,000		Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	1,960,000

		TOTAL	10,955,625

		Conglomerates--0.7%
6,375,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	5,450,625

		Consumer Products--3.2%
3,000,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	2,385,000
2,000,000		American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005	1,950,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Products--continued
$2,850,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	$2,408,250
2,925,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	2,647,125
850,000		Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	599,250
1,450,000		Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	297,250
2,850,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	2,579,250
10,750,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	4,461,250
175,000	[1]	Scotts Co., Sr. Sub. Note, 8.625%, 1/15/2009	165,375
2,000,000	[2]	Sealy Mattress Co., Company Guarantee, 0/10.875%, 12/15/2007	1,435,000
1,250,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	1,234,375
2,325,000		True Temper Sports, Inc., Sr. Sub. Note, 10.875%, 12/1/2008	2,208,750
1,925,000		United Industries Corp., Sr. Sub. Note, Series B, 9.875%, 4/1/2009	1,588,125
1,000,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	982,500

		TOTAL	24,941,500

		Container & Glass Products--0.9%
2,250,000		Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	1,968,750
5,300,000		Tekni-Plex, Inc., Sr. Sub. Note, 9.25%, 3/1/2008	5,114,500

		TOTAL	7,083,250

		Ecological Services & Equipment--2.9%
3,875,000		Allied Waste North America, Inc., Sr. Note, 7.625%, 1/1/2006	3,448,750
2,000,000		Allied Waste North America, Inc., Sr. Note, 7.875%, 1/1/2009	1,700,000
20,700,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	17,439,750

		TOTAL	22,588,500

		Electronics--1.2%
1,675,000	[1]	Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	1,683,375
8,350,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	7,661,125

		TOTAL	9,344,500

		Farming & Agriculture--0.1%
1,000,000	[1]	Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	895,000

		Food Products--2.3%
6,500,000		Agrilink Foods, Inc., Sr. Sub. Note, 11.875%, 11/1/2008	6,402,500
3,625,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	2,773,125
4,400,000		International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006	4,466,000
4,250,000		Triarc Consumer Products Group, LLC, Sr. Sub. Note, 10.25%, 2/15/2009	4,058,750

		TOTAL	17,700,375

Principal Amount			Value
		CORPORATE BONDS--continued
		Food Services--1.0%
$1,000,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	$715,000
3,925,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	3,434,375
3,500,000		Domino's, Inc., Sr. Sub. Note, 10.375%, 1/15/2009	3,298,750
3,200,000	[2,3]	Nebco Evans Holding Co., Sr. Disc. Note, 0/12.375%, 7/15/2007	48,000

		TOTAL	7,496,125

		Forest Products--0.6%
2,050,000		Stone Container Corp., Sr. Note, 11.50%, 10/1/2004	2,126,875
2,000,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	2,140,000

		TOTAL	4,266,875

		Health Care--4.2%
5,000,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	4,625,000
4,725,000		Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006	4,536,000
1,950,000		Everest Healthcare Services Corp., Sr. Sub. Note, 9.75%, 5/1/2008	1,706,250
2,225,000	[3]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006	322,625
700,000	[3]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005	101,500
1,000,000	[1,3]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.875%, 1/15/2009	155,000
2,000,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	1,630,000
1,750,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	1,426,250
4,275,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	3,184,875
3,500,000		Tenet Healthcare Corp., Sr. Note, 7.625%, 6/1/2008	3,202,500
1,175,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	1,122,125
6,000,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	5,580,000
3,650,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007	3,494,875
1,250,000		Unilab Corp., Sr. Sub. Note, 12.75%, 10/1/2009	1,275,000

		TOTAL	32,362,000

		Hotels, Motels, Inns & Casinos--2.2%
1,100,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	1,072,500
5,525,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	5,221,125
2,900,000		HMH Properties, Inc., Sr. Note, Series A, 7.875%, 8/1/2005	2,624,500
4,625,000		HMH Properties, Inc., Sr. Note, Series B, 7.875%, 8/1/2008	4,023,750
4,200,000		HMH Properties, Inc., Sr. Note, Series C, 8.45%, 12/1/2008	3,780,000

		TOTAL	16,721,875

		Industrial Products & Equipment--4.8%
2,250,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	2,317,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--continued
$3,800,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	$3,857,000
4,325,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	2,140,875
5,325,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	5,245,125
1,625,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	1,458,437
1,925,000		International Utility Structures, Inc., Sr. Sub. Note, 10.75%, 2/1/2008	1,626,625
1,800,000		Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005	1,948,500
1,875,000		Johnstown America Industries, Inc., Sr. Sub. Note, Series C, 11.75%, 8/15/2005	2,029,687
5,000,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	5,125,000
2,200,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	2,013,000
2,775,000		Neenah Corp., Sr. Sub. Note, Series B, 11.125%, 5/1/2007	2,539,125
2,300,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	2,150,500
5,225,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	4,754,750

		TOTAL	37,206,124

		Leisure & Entertainment--2.6%
6,109,000	[2]	AMF Bowling Worldwide, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006	1,924,335
100,000		AMF Bowling Worldwide, Inc., Sr. Sub. Note, 10.875%, 3/15/2006	43,500
15,025,000	[2]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	9,916,500
600,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	570,000
10,950,000		Regal Cinemas, Inc., Sr. Sub. Note, 9.50%, 6/1/2008	7,391,250

		TOTAL	19,845,585

		Machinery & Equipment--2.8%
5,525,000		Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	2,044,250
1,000,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	890,000
2,775,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	1,540,125
3,500,000		National Equipment Services, Inc., Sr. Sub. Note, Series B, 10.00%, 11/30/2004	3,342,500
1,775,000		National Equipment Services, Inc., Sr. Sub. Note, Series C, 10.00%, 11/30/2004	1,695,125
1,250,000		NationsRent, Inc., Company Guarantee, 10.375%, 12/15/2008	1,150,000
6,000,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	5,580,000
3,700,000		United Rentals, Inc., Company Guarantee, Series B, 9.00%, 4/1/2009	3,385,500
2,000,000		WEC Co., Sr. Note, 12.00%, 7/15/2009	1,830,000

		TOTAL	21,457,500

		Metals & Mining--0.2%
3,525,000	[1]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	916,500
5,900,000	[1]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	354,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Metals & Mining--continued
$700,000		Murrin Murrin Holdings Pty. Ltd., Sr. Secd. Note, 9.375%, 8/31/2007	$640,500

		TOTAL	1,911,000

		Oil & Gas--2.5%
750,000		Comstock Resources, Inc., Sr. Note, 11.25%, 5/1/2007	742,500
5,250,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	5,013,750
2,075,000		DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007	1,877,875
1,100,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	1,105,500
2,250,000		Pogo Producing Co., Sr. Sub. Note, 8.75%, 5/15/2007	2,137,500
1,000,000		R&B Falcon Corp., Company Guarantee, 9.50%, 12/15/2008	965,000
3,550,000		R&B Falcon Corp., Sr. Note, 12.25%, 3/15/2006	3,834,000
1,000,000		RBF Finance Co., Company Guarantee, 11.00%, 3/15/2006	1,055,000
1,000,000		RBF Finance Co., Company Guarantee, 11.375%, 3/15/2009	1,065,000
2,025,000	[2]	Universal Compression Holdings, Inc., Sr. Disc. Note, 11.375%, 2/15/2009	1,022,625
1,000,000	[2]	Universal Compression Holdings, Inc., Sr. Disc. Note, 0/9.875%, 2/15/2008	585,000

		TOTAL	19,403,750

		Printing & Publishing--0.6%
600,000		Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009	552,000
4,425,000		K-III Communications Corp., Company Guarantee, Series B, 8.50%, 2/1/2006	4,270,125

		TOTAL	4,822,125

		Services--2.2%
2,057,000		Coinmach Corp., Sr. Note, 11.75%, 11/15/2005	2,098,140
10,525,000	[2]	Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	6,446,563
750,000		Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	465,000
1,750,000		Metricom, Inc., Company Guarantee, 13.00%, 2/15/2010	1,478,750
2,175,000	[1]	Orius Capital Corp., Sr. Sub. Note, 12.75%, 2/1/2010	2,185,875
2,450,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	2,315,250
2,300,000	[1]	URS Corp., Sr. Sub. Note, 12.25%, 5/1/2009	2,380,500

		TOTAL	17,370,078

		Steel--0.2%
1,275,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	1,249,385

		Surface Transportation--2.4%
2,050,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	1,824,500
4,950,000	[3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	129,937
3,125,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	3,203,125
Principal Amount			Value
		CORPORATE BONDS--continued
		Surface Transportation--continued
$1,250,000		Railworks Corp., Company Guarantee, 11.50%, 4/15/2009	$1,206,250
1,500,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	1,237,500
8,300,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	7,677,500
2,500,000		Stena Line AB, Sr. Note, 10.625%, 6/1/2008	1,350,000
3,125,000		The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	1,890,625

		TOTAL	18,519,437

		Telecommunications & Cellular--24.5%
2,000,000	[2]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	960,000
9,125,000	[2]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	4,471,706
8,250,000	[2]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	4,726,260
3,400,000		Centennial Cellular Corp., Sr. Sub. Note, 10.75%, 12/15/2008	3,485,000
2,000,000	[2]	Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	830,000
3,450,000	[2]	E.Spire Communications, Inc., Sr. Disc. Note, 0/12.75%, 4/1/2006	2,397,750
6,500,000	[1]	Global Crossing Holdings Ltd., Sr. Note, 9.50%, 11/15/2009	6,305,000
8,650,000		Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007	8,347,250
3,275,000	[2]	Intermedia Communications, Inc., Sr. Disc. Note, 0/11.25%, 7/15/2007	2,636,375
10,925,000	[2]	Intermedia Communications, Inc., Sr. Disc. Note, 0/12.50%, 5/15/2006	10,351,437
2,000,000	[2]	Intermedia Communications, Inc., Sr. Disc. Note, Series B, 0/12.25%, 3/1/2009	1,225,000
16,450,000		Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	9,746,625
12,575,000	[2]	McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007	10,201,469
1,500,000		McLeod, Inc., Sr. Note, 8.375%, 3/15/2008	1,380,000
1,125,000		McLeod, Inc., Sr. Note, 9.25%, 7/15/2007	1,094,063
2,725,000		Metromedia Fiber Network, Inc., Sr. Note, 10.00%, 12/15/2009	2,718,188
6,200,000		Millicom International Cellular S. A., Sr. Disc. Note, 0/13.50%, 6/1/2006	5,378,500
3,350,000	[2]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	2,579,500
8,050,000	[2]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%, 2/15/2008	5,796,000
11,550,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	11,174,625
3,500,000	[2]	Nextel International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	2,197,230
3,250,000	[2]	Nextel Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	2,193,750
6,300,000	[1]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.125%, 12/1/2009	3,559,500
3,400,000		NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	2,048,500
6,000,000	[2]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	3,705,000
6,600,000		NEXTLINK Communications, Inc., Sr. Note, 10.75%, 6/1/2009	6,666,000
3,000,000		NEXTLINK Communications, Inc., Sr. Note, 9.00%, 3/15/2008	2,805,000
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$3,200,000		Northpoint Communications Group, Inc., Sr. Note, 12.875%, 2/15/2010	$3,144,000
3,400,000		PsiNet, Inc., Sr. Note, 10.00%, 2/15/2005	3,298,000
2,925,000		PsiNet, Inc., Sr. Note, 11.50%, 11/1/2008	2,983,500
2,775,000		PsiNet, Inc., Sr. Note, 11.00%, 8/1/2009	2,761,125
3,000,000	[2]	Qwest Communications International, Inc., Sr. Disc. Note, 0/8.29%, 2/1/2008	2,310,000
2,000,000	[1]	Rhythms NetConnections, Inc., Sr. Note, 14.00%, 2/15/2010	1,990,000
4,200,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	4,200,000
3,675,000	[2]	Telesystem International Wireless, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2007	2,039,625
8,350,000	[2]	Telesystem International Wireless, Inc., Sr. Disc. Note, 0/13.25%, 6/30/2007	5,385,750
4,575,000	[2]	Teligent AB, Sr. Disc. Note, 0/11.50%, 3/1/2008	2,630,625
4,250,000		Teligent AB, Sr. Note, 11.50%, 12/1/2007	4,016,250
1,000,000		Tritel PCS, Inc., Company Guarantee, 0/12.75%, 5/15/2009	655,000
8,500,000	[2]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	6,120,000
1,000,000		US Xchange, LLC, Sr. Note, 15.00%, 7/1/2008	882,500
3,000,000		USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004	2,535,000
2,650,000		Verio, Inc., Sr. Note, 11.25%, 12/1/2008	2,729,500
1,100,000	[1]	Verio, Inc., Sr. Note, 10.625%, 11/15/2009	1,102,750
1,000,000	[1]	Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	960,000
2,275,000	[2]	Viatel, Inc., Unit, 12.50%, 4/15/2008	1,376,375
5,750,000		Viatel, Inc., Unit, 11.25%, 4/15/2008	5,462,500
7,500,000	[1]	Voicestream Wireless Holding Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	4,725,000
2,000,000	[1]	Voicestream Wireless Holding Corp., Sr. Note, 10.375%, 11/15/2009	2,070,000
2,000,000		Williams Communications Group, Inc., Sr. Note, 10.875%, 10/1/2009	2,040,000
4,700,000	[2]	WinStar Communications, Inc., Sr. Sub. Defd. Deb., 0/11.00%, 3/15/2008	4,864,500

		TOTAL	189,261,728

		TOTAL CORPORATE BONDS (IDENTIFIED COST $810,575,290)	701,794,265

		COMMON STOCKS/WARRANTS--0.3%
		Business Equipment & Services--0.0%
3,725	[1,3]	Electronic Retailing Systems International, Inc., Warrants	3,725

		Cable Television--0.0%
2,525	[1,3]	Australis Holdings Property Ltd., Warrants	0
68	[1,3]	CS Wireless Systems, Inc.	9
9,825	[3]	UIH Australia/Pacific, Warrants	294,750
9,000	[3]	Wireless One, Inc., Warrants	0

		TOTAL	294,759

Shares			Value
		COMMON STOCKS/WARRANTS--continued
		Chemicals & Plastics--0.0%
4,675	[3]	Sterling Chemicals Holdings, Inc., Warrants	$84,150

		Metals & Mining--0.0%
138,395	[3]	Royal Oak Mines, Inc.	0

		Oil & Gas--0.1%
2,400	[1]	R&B Falcon Corp., Warrants	473,100

		Printing & Publishing--0.1%
5,350		Medianews Group, Inc.	802,500

		Services--0.0%
1,750	[3]	Metricom, Inc., Warrants	282,188

		Steel--0.0%
1,800	[1,3]	Bar Technologies, Inc., Warrants	2,700

		Telecommunications & Cellular--0.1%
4,200	[1,3]	MetroNet Communications Corp., Warrants	630,000

		TOTAL COMMON STOCKS/WARRANTS (IDENTIFIED COST $1,038,486)	2,573,122

		PREFERRED STOCKS--5.2%
		Banking--0.2%
57,000		California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock, Series A, $2.28	1,254,000

		Broadcast Radio & TV--1.2%
3,375		Benedek Communications Corp., Sr. Exchangeable PIK	2,750,625
1,231		Cumulus Media, Inc., Cumulative Sr. Red. Pfd. Stk., Series A, $3.44	1,384,875
53,125		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	5,179,688

		TOTAL	9,315,188

		Cable Television--0.7%
5,394		Pegasus Communications Corp., Cumulative PIK Pfd., Series A, 12.75%	5,663,700

		Food Services--0.0%
30,307		Nebco Evans Holding Co., Exchangeable Pfd. Stock	18,942

		Forest Products--0.1%
9,258	[1]	Packaging Corp. of America, Sr. Exchangeable PIK	1,085,501

		Health Care--0.1%
12,505		River Holding Corp., Sr. Exchangeable PIK	791,466

		Industrial Products & Equipment--0.3%
2,000		Fairfield Manufacturing Co., Inc., Cumulative Exchangeable Pfd. Stock	1,910,000
83	[1]	International Utility Structures, Inc., Unit	64,556
300	[1]	International Utility Structures, Inc., Unit, $13.00	253,500

		TOTAL	2,228,056

Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Oil & Gas--0.6%
4,633	[1]	R&B Falcon Corp., PIK Pfd., 13.875%	$4,795,496

		Printing & Publishing--1.2%
75,100		Primedia, Inc., Exchangeable Pfd. Stock, Series H, $2.16	6,646,350
23,750		Primedia, Inc., Pfd., $9.20	2,208,750

		TOTAL	8,855,100

		Telecommunications & Cellular--0.8%
3,979		NEXTEL Communications, Inc., Cumulative PIK Pfd., Series D, 13.00%	4,237,635
1,618		NEXTEL Communications, Inc., Exchangeable Pfd. Stock, Series E	1,609,687

		TOTAL	5,847,322

		TOTAL PREFERRED STOCKS (IDENTIFIED $44,009,633)	39,854,771

		REPURCHASE AGREEMENTS--2.4%[4]
$18,820,000		ABN AMRO, Inc., 5.86%, dated 2/29/2000, due 3/1/2000 (at amortized cost)	18,820,000

		TOTAL INVESTMENTS (IDENTIFIED COST $874,443,409)[5]	$763,042,158

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Board of Trustees. At February 29, 2000, these securities amounted to $67,726,837 which represents 8.8% of net assets.

2 Denotes a zero coupon bond with effective rate at time of purchase.

3 Non-income producing security.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint accounts with other Federated funds.

5 The cost of investment for federal tax purposes amounts to $874,443,409. The net unrealized depreciation of investment on a federal tax basis amounts to $111,401,251 which is comprised of $10,539,676 appreciation and $121,940,927 depreciation at February 29, 2000.

Note: The categories of investments are shown as a percentage of net assets ($773,612,428) at February 29, 2000.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements.

Statement of Assets and Liabilities

FEBRUARY 29, 2000

Assets:
Total investments in securities, at value (identified and tax cost $874,443,409)		$763,042,158
Cash		29,005
Income receivable		15,567,561
Receivable for investments sold		2,069
Receivable for shares sold		511,088

TOTAL ASSETS		779,151,881

Liabilities:
Payable for shares redeemed	$2,657,786
Income distribution payable	2,649,130
Accrued expenses	232,537

TOTAL LIABILITIES		5,539,453

Net Assets for 96,371,440 shares outstanding		$773,612,428

Net Assets Consist of:
Paid in capital		$914,279,999
Net unrealized depreciation of investments		(111,401,251)
Accumulated net realized loss on investments		(29,088,520)
Distributions in excess of net investment income		(177,800)

TOTAL NET ASSETS		$773,612,428

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$773,612,428 ÷ 96,371,440 shares outstanding		$8.03

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED FEBRUARY 29, 2000

Investment Income:
Dividends			$4,852,436
Interest (net of foreign taxes withheld of $6,927)			95,731,854

TOTAL INCOME			100,584,290

Expenses:
Investment adviser fee		$7,152,806
Administrative personnel and services fee		718,880
Custodian fees		52,233
Transfer and dividend disbursing agent fees and expenses		405,716
Directors'/Trustees' fees		18,398
Auditing fees		24,224
Legal fees		12,215
Portfolio accounting fees		134,341
Shareholder services fee		2,384,207
Share registration costs		36,926
Printing and postage		147,208
Insurance premiums		2,702
Miscellaneous		26,660

TOTAL EXPENSES		11,116,516

Waivers:
Waiver of investment adviser fee	$(2,217,428)
Waiver of shareholder services fee	(476,706)

TOTAL WAIVERS		(2,694,134)

Net expenses			8,422,382

Net investment income			92,161,908

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(22,135,778)
Net change in unrealized depreciation of investments			(74,512,017)

Net realized and unrealized loss on investments			(96,647,795)

Change in net assets resulting from operations			$(4,485,887)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28 or 29	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$92,161,908	$103,534,271
Net realized gain (loss) on investments ($(22,135,778) and $2,188,032, respectively, as computed for federal tax purposes)	(22,135,778)	2,188,032
Net change in unrealized depreciation	(74,512,017)	(93,988,696)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(4,485,887)	11,733,607

Distributions to Shareholders:
Distributions from net investment income	(92,931,635)	(103,375,232)

Share Transactions:
Proceeds from sale of shares	721,761,032	1,105,476,358
Net asset value of shares issued to shareholders in payment of distributions declared	60,254,638	72,053,130
Cost of shares redeemed	(980,826,099)	(1,215,110,331)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(198,810,429)	(37,580,843)

Change in net assets	(296,227,951)	(129,222,468)

Net Assets:
Beginning of period	1,069,840,379	1,199,062,847

End of period (including distributions in excess of net investment income and undistributed net investment income of ($177,800) and $643,355, respectively)	$773,612,428	$1,069,840,379

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 29, 2000

ORGANIZATION

Federated High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Trust's portfolio of investments consists primarily of lower rated corporate debt obligations. These lower rated obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principal payments (i.e. the obligations are subject to the risk of default).

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities. The Trust, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principle. These differences are primarily due to differing treatments for expired capital loss carryforward. The following reclassifications have been made to the financial statements.

Paid-In Capital	Accumulated Gain (Loss)	Undistributed Net Investment Income
$(6,473,940)	$6,525,368	$(51,428)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Trust, for federal tax purposes, had a capital loss carryforward of $11,330,635, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$1,456,604

2008	$ 9,874,031

Additionally, net capital losses of $16,728,938 attributable to security transactions incurred after October 31, 1999, are treated as arising on March 31, 2000, the first day of the fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to the changes in market conditions or the failure of couterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resales. The Trust's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock were as follows:

Year Ended February 28 or 29	2000	1999
Shares sold	83,657,351	120,541,310
Shares issued to shareholders in payment of distributions declared	7,074,155	7,818,612
Shares redeemed	(114,278,787)	(131,659,365)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(23,547,281)	(3,299,443)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended February 29, 2000, were as follows:

Purchases	$475,219,221

Sales	$753,678,787

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES AND SHAREHOLDERS OF
FEDERATED HIGH YIELD TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Yield Trust (the "Fund"), as of February 29, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated High Yield Trust at February 29, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
April 18, 2000

Federated
World-Class Investment Manager

PROSPECTUS

Federated High Yield Trust

APRIL 30, 2000

A Statement of Additional Information (SAI), dated April 30, 2000, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI, and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion and Analysis discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated
Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Investment Company Act File No. 811-4018
Cusip 314197104

8040401A (4/00)

STATEMENT OF ADDITIONAL INFORMATION

Federated High Yield Trust

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated High Yield Trust (Fund), dated April 30, 2000. Obtain the prospectus and the Annual Report's Management Discussion & Analysis without charge by calling 1-800-341-7400.

APRIL 30, 2000

Federated
World-Class Investment Manager
Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

8040401B (4/00)

CONTENTS

How is the Fund Organized? 1

Securities in Which the Fund Invests 1

What Do Shares Cost? 6

How is the Fund Sold? 6

Subaccounting Services 6

Redemption in Kind 6

Massachusetts Partnership Law 7

Account and Share Information 7

Tax Information 7

Who Manages and Provides Services to the Fund? 8

How Does the Fund Measure Performance? 11

Who is Federated Investors, Inc.? 13

Investment Ratings 14

Addresses 16

How is the Fund Organized?

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper or notes, or pass-through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as fixed income securities for purposes of its investment policies and limitations.

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants

Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign- based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

SPECIAL TRANSACTIONS

Inter-fund Borrowing and Lending Arrangements

The Securities and Exchange Commission(SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

FIXED INCOME RISKS

Credit Risks

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. The high-yield bonds in which the Fund invests have a higher default risk than investment-grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Leverage Risks

  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

EQUITY RISKS

Stock Market Risks

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.
  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities. The investment objective may not be changed by the Fund's trustees without shareholder approval.

INVESTMENT LIMITATIONS

Concentration of Investments

The Fund will not purchase securities (other than those issued or guaranteed by the U.S. government) if, as a result of such purchase, more than 25% of the value of its assets would be invested in any one industry.

However, the Fund may invest more than 25% of the value of its total assets in cash or cash items (not including certificates of deposit), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these instruments, such as repurchase agreements.

Investing in Commodities

The Fund will not purchase or sell commodities. The Fund reserves the right to purchase financial futures and put options on financial futures, not including stock index futures.

Investing in Real Estate

The Fund will not purchase or sell real estate, although it will invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Buying on Margin

The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions and may make margin payments in connection with buying financial futures and put options on financial futures, not including stock index futures.

Selling Short

The Fund will not sell securities short unless:

  during the time the short position is open it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and
  not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

Borrowing Money

The Fund will not issue senior securities, except as permitted by the Fund's investment objective and policies, and except that the Fund may borrow money and engage in reverse repurchase agreements only in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed. The Fund will not borrow money directly or through reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be deemed to be inconvenient or disadvantageous.

Lending Cash or Securities

The Fund will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies or Declaration of Trust.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940 (1940 Act). The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Restricted and Illiquid Securities

The Fund will not invest more than 15% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

Writing Covered Call Options

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Diversification of Investments

The Fund will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities by of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations or other differences.

Acquiring Securities

The Fund will not purchase securities of a company for the purpose of exercising control or management.

However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the Fund's investment adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some such cases, Trustees and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.

Equity Securities

The Fund may invest up to 10% of total assets in equity securities including common stocks, warrants or rights.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

  futures contracts and options are valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the- counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

  for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and
  for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker/dealers or other financial institutions that trade the securities.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker/dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and Federated Shareholder Services Company (these fees do not come out of Fund assets). The Distributor and Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights.

As of April 4, 2000, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co. Inc., San Francisco, CA owned approximately 32,359,978 shares (35.25%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Fund, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 43 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of April 4, 2000, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.

Name Birth Date Address Position With Fund	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex
John F. Donahue*†# Birth Date: July 28, 1924 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHAIRMAN AND TRUSTEE	Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0 for the Fund and 43 other investment companies in the Fund Complex
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.	$1,690.96	$116,760.63 for the Fund and 43 other investment companies in the Fund Complex
John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE	Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$1,816.79	$128,455.37 for the Fund and 43 other investment companies in the Fund Complex
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Director, Michael Baker Corporation (engineering, construction, operations and technical services); formerly: Partner, Andersen Worldwide SC.	$1,690.96	$73,191.21 for the Fund and 37 other investment companies in the Fund Complex
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE	Director or Trustee of some of the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$1,651.38	$93,190.48 for the Fund and 37 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.	$1,651.38	$116,760.63 for the Fund and 43 other investment companies in the Fund Complex
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE	Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$1,507.15	$109,153.60 for the Fund and 43 other investment companies in the Fund Complex

Name Birth Date Address Position With Fund	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE	Director or Trustee of some of the Federated Fund Complex; Executive Vice President, Legal and External Affairs, Dugan Valva Contess, Inc. (marketing, communications, technology and consulting); formerly: Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$1,775.82	$102,573.91 for the Fund and 40 other investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.# Birth Date: December 20, 1932 President, Duquesne University Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$1,777.21	$128,455.37 for the Fund and 43 other investment companies in the Fund Complex
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE	Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner.	$1,651.38	$116,760.63 for the Fund and 43 other investment companies in the Fund Complex
John S. Walsh Birth Date: November 28, 1957 2007 Sherwood Drive Valparaiso, IN TRUSTEE	Director or Trustee of some of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc.	$1,651.38	$94,536.85 for the Fund and 39 other investment companies in the Fund Complex
Glen R. Johnson Birth Date: May 2, 1929 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT	President of some of the Funds in the Federated Fund Complex; Staff member, Federated Securities Corp.; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex.	$0	$0 for the Fund and 21 other investment companies in the Fund Complex
J. Christopher Donahue†* Birth Date: April 11, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND TRUSTEE

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling.

		$0	$0 for the Fund and 30 other investment companies in the Fund Complex
Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT

President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

		$0	$0 for the Fund and 42 other investment companies in the Fund Complex
John W. McGonigle Birth Date: October 26, 1938 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND SECRETARY	Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; formerly: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0 for the Fund and 43 other investment companies in the Fund Complex

Name Birth Date Address Position With Fund	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex
Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.	$0	$0 for the Fund and 43 other investment companies in the Fund Complex
Richard B. Fisher Birth Date: May 17, 1923 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.; formerly: Director or Trustee of some of the Funds in the Federated Fund Complex,; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.	$0	$0 for the Fund and 41 other investment companies in the Fund Complex
J. Thomas Madden Birth Date: October 22, 1945 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF INVESTMENT OFFICER

Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

		$0	$0 for the Fund and 11 other investment companies in the Fund Complex
Mark E. Durbiano Birth Date: September 21, 1959 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Mark E. Durbiano has been the Fund's Portfolio Manager since August 1984. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.	$0	$0 for the Fund and 2 other investment companies in the Fund Complex

* An asterisk denotes a Trustee who is deemed to be an interested person as defined in the1940 Act.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

† Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Fund.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended, February 29, 2000 the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $4,536,198.40 for which the Fund paid $7,562.40 in brokerage commissions.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended February 28 or 29	2000	1999	1998
Adviser Fee Earned	$7,152,806	$8,605,337	$7,666,471

Adviser Fee Reduction	2,217,428	2,459,542	2,196,440

Brokerage Commissions	7,594	0	0

Administrative Fee	718,880	865,071	771,473

Shareholder Services Fee	1,907,501	2,294,724

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year and ten-year periods ended February 29, 2000.

Yield is given for the 30-day period ended February 29, 2000.

	30-Day Period	1 Year	5 Years	10 Years
Total Return	N/A	(0.69%)	8.27%	11.05%
Yield	11.07%	N/A	N/A	N/A

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lehman Brothers Government/Corporate (Total) Index

Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues, which include: nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, nonconvertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

Lehman Brothers Government/Corporate (Long-Term) Index

Lehman Brothers Government/Corporate (Long-Term) Index is composed of the same types of issues as defined above. However, the average maturity of the bonds included on this index approximates 22 years.

Lehman Brothers High Yield Index

Lehman Brothers High Yield Index and its subcategory indices cover the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by Standard & Poor's Ratings Group ("S&P"); and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

Merrill Lynch 7-10 Year Treasury Index

Merrill Lynch 7-10 Year Treasury Index is an unmanaged index tracking U.S. government securities with maturities between 7 and 9.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Merrill Lynch 10-15 Year Treasury Index

Merrill Lynch 10-15 Year Treasury Index is an unmanaged index tracking U.S. government securities with maturities between 10 and 14.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Merrill Lynch High Yield Master Index

Merrill Lynch High Yield Master Index is an unmanaged index comprised of publicly placed, non-convertible, coupon-bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.

Lipper Analytical Services, Inc.

Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the "high current yield funds" category in advertising and sales literature.

Salomon Brothers AAA-AA Corporates

Salomon Brothers AAA-AA Corporates calculates total returns of approximately 775 issues which include long-term, high-grade domestic corporate taxable bonds, rated AAA-AA, with maturities of 12 years or more; it also includes companies in industry, public utilities, and finance.

Morningstar, Inc.

Morningstar, Inc. an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 1999, Federated managed 12 bond funds with approximately $2.0 billion in assets and 24 money market funds with approximately $13.1 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 29 years' experience. As of December 31, 1999, Federated managed 53 equity funds totaling approximately $18.3 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 1999, Federated managed 13 money market funds and 29 bond funds with assets approximating $35.7 billion and $7.7 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 27 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 1999, Federated managed 9 mortgage backed, 11 government/agency and 16 government money market mutual funds, with assets approximating $4.7 billion, $1.6 billion and $34.1 billion, respectively. Federated trades approximately $450 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.8 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1999, Federated managed more than $83.0 billion in assets across 54 money market funds, including 16 government, 13 prime, 24 municipal and 1 euro-denominated with assets approximating $34.1 billion, $35.7 billion, $13.1 billion and $115 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 1,160 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries;

  High rates of return on funds employed;

  Conservative capitalization structure with moderate reliance on debt and ample asset protection;

  Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED HIGH YIELD TRUST

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner.
Federated High Yield Trust (the "Fund") is represented by a solid line. The
Lehman Brothers Single B Rated Index (LBSBI) is represented by a dotted line
,the Lipper High Current Yield Funds Average (LHCYA) is represented by a broken line and the Lehman Brothers High Yield Bond Index(LBHYBI) is represented by dashes. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund, the LBSBI, the LHCYA and the LBHYBI. The "x" axis reflects computation periods from 2/28/90 to 2/29/00.
The "y" axis reflects the cost of the investment, starting at $20,000 and increasing in increments of $10,000 up to $80,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the
LBSBI, the LHCYA and the LBHYBI. The ending values were $71,284, $71,470,
$68,282 and 72,022, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, five-year and 10-year periods ended 2/29/00 and from the Fund's start of performance (8/23/84) to 2/29/00. The total returns were (0.69%), 8.27%,
11.05% and 10.28%, respectively.